Land Use Rights, Net (Details) - Schedule of Amortization Expense	Dec. 31, 2022 USD ($)
Schedule of Amortization Expense [Abstract]
2023	$ 221,617
2024	221,617
2025	221,617
2026	221,617
2027 and thereafter	9,196,774
Total	$ 10,083,242